UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

TAO Synergies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TAO SYNERGIES INC.

1185 Avenue of the Americas, 3rd Floor, New York, New York 10036

____________________, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 annual meeting of stockholders of TAO Synergies Inc. (f/k/a Synaptogenix, Inc., the “Company”) to be held at 11:00 am Eastern Time on Thursday, December 18, 2025. We have decided to hold this year’s annual meeting virtually via live audio webcast on the internet. You will be able to attend the annual meeting by first registering at https://web.viewproxy.com/TAO/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. You will not be able to attend the annual meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

At the annual meeting, one person will be elected to our board of directors. In addition, we will ask stockholders (i) to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued by us pursuant to the terms of (a) that certain Securities Purchase Agreement, dated October 13, 2025, by and among us and the investors named therein, (b) and that certain engagement letter by and among us and GP Nurmenkari Inc. as placement agent, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants); (ii) to approve a proposed amendment to the TAO Synergies Inc. 2020 Equity Incentive Plan to increase the number of shares available for the grant of awards by 500,000 shares (the “Plan Amendment Proposal”); (iii) to ratify the appointment of Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and (iv) to approve an adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt each of the aforementioned proposals. The board of directors recommends a vote in favor of the director nominated for election and the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of the Company.

Sincerely,

/s/ Joshua Silverman
Joshua Silverman
Executive Chairman

TAO SYNERGIES INC.

1185 Avenue of the Americas, 3rd Floor, New York, New York 10036

__________, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME: 11:00 am EST

DATE: December 18, 2025

ACCESS:

You will be able to attend the annual meeting by first registering at https://web.viewproxy.com/TAO/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/TAO/2025. On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

PURPOSES:

1.	To elect one director to serve a three-year term expiring in 2028;
2.	To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued by us pursuant to the terms of (a) that certain Securities Purchase Agreement, dated October 13, 2025, by and among us and the investors named therein and (b) that certain engagement letter by and among us and GP Nurmenkari Inc. as placement agent, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants) (the “Issuance Proposal”);
3.	To approve a proposed amendment to the TAO Synergies Inc. 2020 Equity Incentive Plan to increase the number of shares available for the grant of awards by 500,000 shares (the “Plan Amendment Proposal”);
4.	To ratify the appointment of Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
5.	To approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt either of the Issuance Proposal or the Plan Amendment Proposal or to establish a quorum (the “Adjournment Proposal”); and
6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of TAO Synergies Inc. common stock, Series D Preferred Stock or Series E Preferred Stock at the close of business on October 29, 2025, provided that holders of shares of Series E Preferred Stock are not entitled to vote such shares on the Issuance Proposal. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert Weinstein
Robert Weinstein
Secretary

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

TAO SYNERGIES INC.

1185 Avenue of the Americas, 3rd Floor, New York, New York 10036

PROXY STATEMENT FOR THE TAO SYNERGIES INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2025

This proxy statement, along with the accompanying notice of 2025 annual meeting of stockholders, contains information about the 2025 annual meeting of stockholders of TAO Synergies Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 am, Eastern Time, on Thursday, December 18, 2025. You will be able to attend the annual meeting by first registering at https://web.viewproxy.com/TAO/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date.

In this proxy statement, we refer to TAO Synergies Inc. as “TAO Synergies,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.

On or about __________, 2025, we intend to begin sending this proxy statement, the attached notice of 2025 annual meeting of stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2024 annual report, which includes our financial statements for the fiscal year ended December 31, 2024.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 18, 2025

This proxy statement, the notice of 2025 annual meeting of stockholders, our form of proxy card and our 2024 annual report to stockholders are available for viewing, printing and downloading at https://web.viewproxy.com/TAO/2025. To view these materials please have your control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to access the annual meeting.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.taosynergies.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

TAO SYNERGIES INC.

Attn: Investor Relations

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036

Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our board of directors (the “Board”) is soliciting your proxy to vote at the 2025 annual meeting of stockholders to be held virtually, on Thursday, December 18, 2025 at 11:00 am EST, and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying notice of 2025 annual meeting of stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the 2025 notice of annual meeting of stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 because you owned shares of our common stock, Series D convertible preferred stock, par value $0.001, with a stated value or $1,000 per share (the “Series D Preferred Stock”) or Series E convertible preferred stock, par value $0.001, with a stated value of $1,000 per share (the “Series E Preferred Stock”), on the record date. We intend to commence distribution of proxy materials to stockholders on or about __________, 2025.

Why Are You Holding a Virtual Annual Meeting?

This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our Board or management, as time permits.

How do I access the Virtual Annual Meeting?

The live webcast of the annual meeting will begin promptly at 11:00 am EST. Online access to the audio webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log-in and test your device’s audio system. The virtual annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.

Log-in Instructions. You will be able to attend the annual meeting by first registering at https://web.viewproxy.com/TAO/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2025 annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/TAO/2025. On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

Why are you seeking approval for the issuance of shares of common stock in connection with the financing transaction?

On October 13, 2025, we entered into a securities purchase agreement pursuant to which we agreed to sell (i) an aggregate of 11,000 shares of our newly designated Series E Preferred Stock, initially convertible into an aggregate of up to 1,375,000 shares of our common stock, at an initial conversion price of $8.00 and (ii) warrants (the “Warrants”) to purchase up to an aggregate of 1,375,000 shares of Common Stock in a private placement (the “Financing”). The conversion price of the Series E Preferred Stock (the “Conversion Price”) is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of our common stock, or securities convertible, exercisable or exchangeable for our common stock, at a price below the then-applicable Conversion Price (subject to certain exceptions). In connection with the Financing, pursuant to an engagement letter between us and GP Nurmenkari Inc. (“GPN”), we agreed to issue to GPN or its nominees warrants to purchase shares of our common stock equal to an aggregate of 55,000 shares of our common stock, with an exercise price of $8.00 per share and a five-year term (the “GPN Warrants”).

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Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of our common stock. Accordingly, we are seeking stockholder approval of the issuance of shares of our common stock in connection with the (i) Financing and (ii) GPN Warrants. For more information, see “Issuance Proposal” contained elsewhere in this proxy statement.

What Happens if There Are Technical Difficulties during the Annual Meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 10:45 a.m. ET on December 18, 2025 (15 minutes prior to the start of the meeting is recommended) the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

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Who May Vote?

Only stockholders who owned our Common Stock, Series D Preferred Stock or Series E Preferred Stock at the close of business on the record date are entitled to vote at the annual meeting. On this record date, there were 6,718,912 shares of our Common Stock outstanding and entitled to vote, 227,833 shares of our common stock underlying our Series D Preferred Stock outstanding and entitled to vote and 738,987 shares of our common stock underlying our Series E Preferred Stock outstanding and entitled to vote. The holders of our Series D Preferred Stock and Series E Preferred Stock are entitled to vote with holders of our Common Stock as a single class on all matters that holders of Common Stock are entitled to vote upon, with the number of votes per share of Series D Preferred Stock and Series E Preferred Stock equal to the stated value of such shares of Series D Preferred Stock and Series E Preferred Stock divided by the “Minimum Price” (as defined in Rule 5635 of the Rule of the Nasdaq Stock Market) immediately prior to the date of the Purchase Agreement (as defined herein). Notwithstanding the foregoing, the holders of our Series E Preferred Stock may not cast votes in excess of 19.99% of the Company’s outstanding shares of Common Stock on the date of the entry into the Purchase Agreement (as defined herein) and are not permitted to vote on the Issuance Proposal.

Our Common Stock, Series D Preferred Stock and Series E Preferred Stock are our only classes of voting stock eligible to vote at this annual meeting.

If on October 29, 2025 your shares of our Common Stock, Series D Preferred Stock or Series E Preferred Stock were registered directly in your name with our transfer agent, Pacific Stock Transfer Company, then you are a stockholder of record.

If on October 29, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and our proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote on all proposals described in this proxy statement. Each share of our Series D Preferred Stock or Series E Preferred Stock that you own entitles you to the number of votes equal to the number of shares of Common Stock into which your shares of Series D Preferred Stock or Series E Preferred Stock could have been converted on the record date. This number is obtained by dividing the stated value of your Series D Preferred Stock ($1,000) or Series E Preferred Stock ($1,000) by the applicable “Minimum Price” (as defined in Rule 5635 of the Rule of the Nasdaq Stock Market) immediately prior to the date of the applicable Purchase Agreement ($2.41 with respect to the Series D Preferred Stock, and $7.68 with respect to the Series E Preferred Stock), subject to applicable beneficial ownership limitations. With respect to all proposals, our Common Stock, Series D Preferred Stock and Series E Preferred Stock vote together as a single class. Holders of Series E Preferred Stock are not permitted to vote on the Issuance Proposal.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for the nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.

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If your shares are registered directly in your name through our stock transfer agent, Pacific Stock Transfer Company, or you have stock certificates registered in your name, you may vote:

●	By Internet or by telephone. Follow the instructions included in the proxy card to vote over the Internet or by telephone.
●	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board’s recommendations as noted below.
●	At the time of the virtual annual meeting. If you attend the virtual annual meeting, you may vote your shares online at the time of the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 17, 2025.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board Recommend that I Vote on the Proposals?

Our Board recommends that you vote (a) “FOR” the election of the nominee for director (the “Director Election Proposal”) (b) “FOR” the issuance, for purposes of complying with Nasdaq Listing Rule 5635(d), of shares of our Common Stock underlying (i) shares of our Series E Preferred Stock and Warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated October 13, 2025, by and among us and the investors named therein, and (ii) the GPN Warrants, in an amount equal to or in excess of 20% of our Common Stock outstanding before the issuance of such Series E Preferred Stock and Warrants (including upon the operation of anti-dilution provisions contained in such Series E Preferred Stock and Warrants) (the “Issuance Proposal”) (c) “FOR” the approval of the amendment to the TAO Synergies Inc. 2020 Equity Incentive Plan (the “Plan Amendment Proposal”) (d) “FOR” the ratification of the appointment of Stephano Slack LLC (“Stephano Slack”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”) and (e) “FOR” the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt either of the Issuance Proposal or the Plan Amendment Proposal (the “Adjournment Proposal”).

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways.

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If you received a proxy card,

●	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
●	by re-voting by Internet or by telephone as instructed above;
●	by notifying the Company’s Secretary in writing before the annual meeting that you have revoked your proxy; or
●	by attending the annual meeting and voting at the meeting.

Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one notice or proxy card if you hold shares of our Common Stock, Series D Preferred Stock or Series E Preferred Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares Be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the Auditor Ratification Proposal and Adjournment Proposal without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve the Proposals and How are Votes Counted?

Proposal 1: Director Election Proposal	The election of directors will be determined by a plurality of the votes cast at the annual meeting. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the director. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Issuance Proposal	The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to approve the Issuance Proposal. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

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Proposal 3: Plan Amendment Proposal

The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to approve the Plan Amendment Proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Auditor Ratification Proposal	The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Stephano Slack as our independent registered public accounting firm for 2025, our Audit Committee of our Board will reconsider its selection.
Proposal 5: Adjournment Proposal

The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to approve the Adjournment Proposal. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Alliance Advisors LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $12,500 in total.

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What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of one third of the voting power of all outstanding shares of our Common Stock, Series D Preferred Stock and Series E Preferred Stock entitled to vote at the annual meeting voting together as a single class, is necessary to constitute a quorum at the annual meeting. For the avoidance of doubt, for purposes of determining the presence of a quorum at the annual meeting, the number of shares of Series D Preferred Stock and Series E Preferred Stock and votes represented by such shares of Series D Preferred Stock and Series E Preferred Stock shall be counted on an as converted to common stock basis, subject to any limitations on conversion described in the respective Certificates of Designations, including any applicable beneficial ownership limitations. Votes of stockholders of record who are present at the annual meeting in person or by proxy and abstentions are counted for purposes of determining whether a quorum exists.

Who should I contact if I have any questions about how to vote?

If you have any questions about how to vote your shares, you may contact our proxy solicitor at:

Alliance Advisors, LLC

150 Clove Road, Suite 400, Little Falls, NJ 07424
Telephone: (844) 670-2139

Attending the Annual Meeting

Our annual meeting will be held in a virtual meeting format only. You will be able to attend the annual meeting by first registering at https://web.viewproxy.com/TAO/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple TAO Synergies stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our notice or, if applicable, our proxy materials to you if you write or call our corporate secretary at: 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036 and 973-242-0005. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

●	following the instructions provided on your proxy card; or

●	following the instructions provided when you vote over the Internet.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 31, 2025 for (a) the executive officers included elsewhere in the proxy statement, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of October 31, 2025 pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 6,848,912 shares of common stock outstanding on October 31, 2025.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned (1)
More than 5% stockholders:
None
Directors and Named Executive Officers:
Daniel L. Alkon (2)	5,672	*	%
Bruce T. Bernstein (3)	35,897	*	%
Joshua N. Silverman (4)	92,591	1.33%
William S. Singer (5)	24,576	*	%
Alan J. Tuchman (6)	7,412	*	%
Robert Ephron (7)	4,500	*	%
Robert Weinstein (8)	20,014
All current directors and executive officers as a group (7 persons)	190,662	2.7%

*Represents beneficial ownership of less than 1% of the outstanding shares.

(1)	Applicable percentage ownership is based on 6,848,912 shares of our common stock outstanding, together with securities exercisable or convertible into shares of our common stock within 60 days of October 31, 2025 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The shares issuable pursuant to the exercise or conversion of such securities are deemed outstanding for the purpose of computing the percentage of ownership of the security holder, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

(2)	Consists of 1,422 shares of common stock and options to purchase 4,250 shares of common stock that are exercisable within 60 days of October 31, 2025. Dr. Alkon is our former Chief Scientific Officer.

(3)	Consists of 30,897 shares of common stock and options to purchase 5,000 shares of common stock that are exercisable within 60 days of October 31, 2025.

(4)	Consists of 86,681 shares of common stock and options to purchase 5,910 shares of common stock that are exercisable within 60 days of October 31, 2025. Mr. Silverman was appointed our Executive Chairman in August 2025.

(5)	Consists of 19,566 shares of common stock and options to purchase 5,010 shares of common stock that are exercisable within 60 days of October 31, 2025.

(6)	Consists of 3,909 shares of common stock and options to purchase 3,503 shares of common stock that are exercisable within 60 days of October 31, 2025. Dr. Tuchman is our former Chief Executive Officer and Chief Medical Officer.

(7)	Consists of 4,500 shares of common stock.

(8)	Consists of 16,566 shares of common stock and options to purchase 3,445 shares of common stock that are exercisable within 60 days of October 31, 2025.

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MANAGEMENT AND CORPORATE GOVERNANCE

Explanatory Note

From August 23, 2013 to December 6, 2020, Synaptogenix, Inc. (formerly known as Neurotrope Bioscience, Inc.) (the “Company” or “Synaptogenix”) was a wholly owned subsidiary of Neurotrope, Inc. (“Neurotrope”). Neurotrope’s operations were solely those of Synaptogenix. On May 17, 2020, Neurotrope announced plans for the complete legal and structural separation of Synaptogenix from Neurotrope (the “Spin-Off”). Under the Separation and Distribution Agreement between Neurotrope and Synaptogenix (the “Separation and Distribution Agreement”), Neurotrope distributed all of its equity interest in Synaptogenix to Neurotrope’s stockholders. Following the Spin-Off, Neurotrope does not own any equity interest in Synaptogenix, and Synaptogenix operates independently from Neurotrope. On December 6, 2020, Neurotrope approved the final distribution ratio and holders of record of Neurotrope common stock, Neurotrope preferred stock and certain warrants as of November 30, 2020 received a pro rata distribution of all the equity interest in Synaptogenix. On June 25, 2025, the Company filed a Certificate of Amendment to its Amended and Restated Articles of Incorporation with the Secretary of State for the State of Delaware, effective June 26, 2025, to change the name of the Company from “Synaptogenix, Inc.” to “TAO Synergies Inc.” Additionally, the ticker symbol for the Company’s common stock on The Nasdaq Capital Market was changed from “SNPX” to “TAOX.”

Our Board

Our Charter provides that our business is to be managed by or under the direction of our Board. Our Board is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board consists of four members classified into three classes as follows: (1) Bruce T. Bernstein constitutes the Class I director and his current term will expire at the 2025 annual meeting of stockholders, (2) Robert Ephron was appointed to the Board in August 2025 and his current term will expire at the 2026 annual meeting of stockholders and (3) Joshua N. Silverman and William S. Singer constitute the Class III directors and their current terms will expire at the 2027 annual meeting of stockholders.

Set forth below are the names of the persons nominated for election as directors and those directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of October 31, 2025. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Joshua N. Silverman	55	Executive Chairman of the Board
Bruce T. Bernstein	60	Director; Vice-Chairman of the Board
William S. Singer	84	Director
Robert Ephron	54	Director

Our Board has reviewed the materiality of any relationship that each of our directors has with TAO Synergies either directly or indirectly. Based upon this review, our Board has determined that the following members of our Board are “independent directors” as defined by The Nasdaq Stock Market:

William S. Singer

Bruce T. Bernstein

Robert Ephron

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Joshua N. Silverman — Director, Chairman of the Board. Mr. Silverman joined Neurotrope as a Director and Chairman of the Board in August 2016. He is currently the Co-Founder and Managing Member of Parkfield Funding LLC; Interim Chief Executive Officer, Interim President and Chairman of PharmaCyte Biotech, Inc. (Nasdaq: PMCB); a member of the Board of Directors of Petros; and a former Principal and Managing Partner of Iroquois Capital Management, LLC (“Iroquois”). Mr. Silverman served as Co-Chief Investment Officer of Iroquois from 2003 until July 2016. From 2000 to 2003, Mr. Silverman served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to The President of The United States. Mr. Silverman received his B.A. from Lehigh University in 1992. In the past five years, Mr. Silverman serves or has served on the boards of directors of Ayro Inc., Akers Bioscience, Inc., Marker Therapeutics, Inc., MGT Capital Investments Inc., National Holdings Corporation, Neurotrope, Inc., Petros Pharmaceuticals, Inc., Protagenic Therapeutics, Inc., PharmaCyte Biotech, Inc. and TapImmune, Inc. Mr. Silverman was chosen as a director of TAO Synergies because of his impressive experience in investment banking, consulting and public relations, as well as his experience serving on boards of several other public companies.

Bruce T. Bernstein — Director; Vice-Chairman of the Board. Mr. Bernstein served as a Director for Neurotrope since November 14, 2016 and has been vice-chairman of the Board of TAO Synergies since October, 2025. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein has served as President of Rockmore Capital, LLC since 2006, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein was with Fortis Investments Inc., where he was Senior Vice President in the bank’s Global Securities Arbitrage business unit, specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein also serves as a member of the Board of Directors of XpresSpa Holdings, the leading airport spa company in the world, based in New York and Petros Pharmaceuticals, Inc. Mr. Bernstein is also a member of the board of Wrap Technologies Inc., a provider of public safety technology and services, based in Florida. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch). Mr. Bernstein was chosen as a director of TAO Synergies because of his extensive experience in the securities industry.

William S. Singer — Director. Mr. Singer served as a Director of the Board for Neurotrope since August 23, 2019 and was Vice-Chairman of the Board from August 23, 2019 to October 1, 2025. Mr. Singer served as President of CRE until April 26, 2016 and served on its board of directors. He was a partner in the Chicago office of the law firm of Kirkland & Ellis LLP from 1980 until 2006 and has been of counsel to that firm since that time, concentrating his practice on corporate, real estate, and legislative matters. He has been listed in Crain’s Who’s Who in Chicago Business in the 2000, 2001, 2002, 2003, and 2004 editions. Mr. Singer has been prominently active in Chicago public service, serving as an Alderman for several years and as a candidate for Mayoral office. Mr. Singer was chosen as a director of TAO Synergies because of his notable legal expertise.

Robert Ephron — Director. Mr. Ephron was appointed to join the Board on August 29, 2025. Mr. Ephron has served as an advisor in advertising and sales at JK Polk Holdings since 2024. He was previously vice president of advertising and sales at Paramount from 2017 to 2023 and vice president of advertising and sales at Viacom from 2015 to 2017. Mr. Ephron served as vice-president and director of Viacom from 2004 to 2015, and was an executive director in International Ad Sales at NewsCorp from 1999 to 2004. Prior to his time at NewsCorp, Mr. Ephron worked as an account executive in Ad Sales at Turner Broadcasting from 1994 to 1999. Mr. Ephron received his Bachelor of Science from the University of Denver. Mr. Ephron was chosen as a director of TAO Synergies because of his notable experience in the advertising and marketing industry.

Committees of our Board and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2024, there were two meetings of our Board, and the various committees of our Board met a total of nine times. No director attended fewer than 75% of the total number of meetings of our Board and of committees of our Board on which he served during fiscal 2024. Our Board has adopted a policy under which each member of our Board makes every effort to but is not required to attend each annual meeting of our stockholders.

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Audit Committee. Our Audit Committee met five times during the fiscal year ending December 31, 2024. As of December 31, 2024, this committee consisted of three (3) members: Mr. Bernstein, as Chairman, Mr. Singer and Mr. Schechter. The current members of the Audit Committee are Mr. Bernstein, as Chairman, Mr. Singer and Mr. Ephron. Our Board has determined that all members of the Audit Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market. In addition, the Board has determined that Mr. Bernstein is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K and has designated him to fill that role.

The Audit Committee (a) assists the Board in fulfilling its oversight of: (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements relating to the Company’s financial statements and related disclosures; (iii) the qualifications and independence of the Company’s independent auditors; and (iv) the performance of the Company’s independent auditors; and (b) prepares any reports that the rules of the SEC require be included in the Company’s annual proxy statement.

The Audit Committee is responsible for the oversight of the Company’s financial reporting process on behalf of the Board and such other matters as specified in the Committee’s charter or as directed by the Board. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us (or to nominate the independent registered public accounting firm for stockholder approval), and each such registered public accounting firm must report directly to the Audit Committee. Our Audit Committee must approve in advance all audit, review and attest services and all non-audit services (including, in each case, the engagement and terms thereof) to be performed by our independent auditors, in accordance with applicable laws, rules and regulations.

A copy of the Audit Committee’s written charter is publicly available on our website at ir.taosynergies.com/corporate-governance.

Compensation Committee. Our Compensation Committee met three times during the fiscal year ending December 31, 2024. As of December 31, 2024, this committee consisted of three (3) members: Mr. Silverman as Chairman, Mr. Bernstein and Mr. Singer. The current members of the Compensation Committee are Mr. Bernstein, as Chairman, Mr. Singer and Mr. Ephron. Our Board has determined that all members of the Compensation Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

The Compensation Committee (i) assists the Board in discharging its responsibilities with respect to compensation of the Company’s executive officers and directors, (ii) evaluates the performance of the executive officers of the Company, and (iii) administers the Company’s stock and incentive compensation plans and recommends changes in such plans to the Board as needed.

A copy of the Compensation Committee’s written charter is publicly available on our website at ir.taosynergies.com/corporate-governance.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met once during the fiscal year ending December 31, 2024. As of December 31, 2024, this committee consisted of three (3) members: Mr. Singer, as Chairman, Mr. Bernstein and Mr. Silverman. The current member of the Nominating and Corporate Governance Committee are Mr. Singer, as Chairman, Mr. Bernstein and Mr. Ephron. Our Board has determined that all members of the Nominating and Corporate Governance Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

The Nominating and Corporate Governance Committee assists the Board in (i) identifying qualified individuals to become directors, (ii) determining the composition of the Board and its committees, (iii) developing succession plans for executive officers, (iv) monitoring a process to assess Board effectiveness, and (v) developing and implementing the Company’s corporate governance procedures and policies. The Nominating and Corporate Governance Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our Board and its committees.

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The Nominating and Corporate Governance Committee considers any timely submitted and qualified director candidates recommended by any security holder entitled to vote in an election of Directors. To date no security holders have made any such recommendations.

Generally, the Nominating and Corporate Governance Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating and Corporate Governance Committee will evaluate a candidate’s qualifications in accordance with its written charter. Threshold criteria include personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our stockholders. Our Nominating and Corporate Governance Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.

Pursuant to our bylaws, nominations of persons for election to the Board at an annual meeting or at any special meeting of stockholders for the purpose of electing directors may be made by or at the direction of the Board, by any nominating committee or person appointed for such purpose by the Board, or by any stockholder of record entitled to vote for the election of directors at the meeting who complies with the following notice procedures. Such nominations, other than those made by, or at the direction of, or under the authority of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company by a stockholder of record at such time. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than 90 nor more than 120 days prior to the one-year anniversary of the date of the annual meeting of the previous year; provided, however, that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received no earlier than 120 days prior to such annual meeting and not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders for the purpose of electing directors, not earlier than 120 days prior to such special meeting and not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. Such stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company, if any, which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act or other applicable law; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and the defective nomination will be disregarded.

A copy of the Nominating and Corporate Governance Committee’s written charter, including its appendices, is publicly available on our website at ir.taosynergies.com/corporate-governance.

Compensation Committee Interlocks and Insider Participation.

As of December 31, 2024, the Compensation Committee consisted of Mr. Silverman as Chairman, Mr. Singer and Mr. Bernstein. As of December 31, 2024, no member of the Compensation Committee had been an officer or employee of the Company. None of our executive officers serves on the Board or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee, except that Mr. Weinstein, our Chief Financial Officer, serves on the board of directors of PharmaCyte Biotech, Inc. where Mr. Silverman, Chairman of our Compensation Committee and a member of our Board, is serving as Interim Chief Executive Officer, Interim President and Chairman.

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Board Leadership Structure and Role in Risk Oversight

Our Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board is to oversee our management and, in doing so, serve our best interests and the best interests of our stockholders. Our Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Our Board also participates in decisions that have a potential major economic impact on us. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at Board and committee meetings.

Our corporate governance practices do not indicate a particular board structure, and our Board has the flexibility to select its chair and our chief executive officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the positions of Chair and the Chief Executive Officer may be filled by either one individual or two individuals. The Board has elected to combine the positions of Chair and Chief Executive Officer.

Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board discusses risk throughout the year generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in our business and strategy, evaluating our risk management processes, allocating responsibilities for risk oversight among the full Board, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

Our officers are appointed by our Board and hold office until they resign or are removed from office by the Board. Mr. Silverman, Mr. Singer, Mr. Bernstein and Mr. Ephron qualify as independent directors.

Stockholder Communications to our Board

Generally, stockholders who have questions or concerns should contact our Investor Relations team at 800-811-559. However, any stockholders who wish to address questions regarding our business directly with our Board, or any individual director, should direct his or her questions in writing to the Chairman of our Board at 1185 Avenue of the Americas 3rd Floor, New York, NY 10036, or via e-mail at ir@taosynergies.com. Communications will be distributed to our Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our Board may be excluded, such as:

●	junk mail and mass mailings;
●	resumes and other forms of job inquiries;
●	surveys; and
●	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

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Insider Trading Policy and Prohibition on Hedging

We have an insider trading policy that, among other things, governs the buying and selling of our securities by all of our personnel, including directors, officers, employees and consultants and certain other covered persons. Our policy is designed to prevent violations of insider trading laws by our personnel and to avoid even the appearance of improper conduct in this regard by our personnel. The policy prohibits covered persons from purchasing, selling, or otherwise disposing of our securities while in possession of material non-public information (except in limited circumstances, such as pursuant to a previously established trading plan). In addition, the policy prohibits all employees (including executives and directors) from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities, including any of the following activities: (1) trading in the Company’s securities on a short-term basis, i.e., holding any securities purchased in the open market for less than six months (2)  “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) of our securities; (3) transactions in our securities involving straddles, collars or other similar risk reduction or hedging devices; (4) borrowing or other arrangements involving non-recourse pledges of securities; and (5) selling any security futures that establish a position that increases in value as the value of the underlying equity security decreases. The policy includes quarterly and other trading blackouts and sets forth the procedures covered persons must follow before transacting in our securities, including pre-clearance by our Chief Financial Officer of all transactions by executive officers, directors, employees and certain other covered persons, as well as members of their households. Although we have not adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by the Company, as part of the oversight of risk, the Board, or one or more of its Committees, approves any transaction, plan or arrangement by or with the Company with respect to our securities on a case-by-case basis, and as part of their procedures to review and approve any such transaction, plan or arrangement, the Board or Committee consults with legal counsel to ensure compliance with applicable insider trading laws, rules and regulations, and listing standards. A copy of the policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC.

The Company has a policy that prohibits executives and directors from engaging in any transaction in which they may profit from short-term speculative swings in the value of the Company’s securities. This includes “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities), and “put” and “call” options.

Our Insider Trading Policy provides that no employee, officer or director may acquire, sell or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale (including a short sale “against the box”), or engage in hedging transactions (including “cashless collars”).

Executive Officers

The following table sets forth certain information as of October 31, 2025 regarding our executive officer who is not also a director.

Name	Age	Position
Robert Weinstein	65	Chief Financial Officer, Secretary and Executive Vice President

Robert Weinstein — Chief Financial Officer, Executive Vice President, Treasurer and Secretary. Mr. Weinstein joined Neurotrope in June 2013 as its acting Chief Financial Officer and has continued to serve in that role for Synaptogenix and TAO Synergies following the Spin-Off. In addition, Mr. Weinstein performs work as a consultant for Petros Pharmaceuticals, Inc., which is the surviving company from the merger of Metuchen and Neurotrope. He has extensive accounting and finance experience, spanning more than 30 years, as a public accountant, investment banker, healthcare private equity fund principal and chief financial officer. From September 2011 to the present, Mr. Weinstein has been an independent consultant for several healthcare companies in the pharmaceutical and biotechnology industries. From March 2010 to August 2011, he was the Chief Financial Officer of Green Energy Management Services Holdings, Inc., an energy consulting company. From August 2007 to February 2010, Mr. Weinstein served as Chief Financial Officer of Xcorporeal, Inc., a development-stage medical device company which was sold in March 2010 to Fresenius Medical USA, the largest provider of dialysis equipment and services worldwide. Mr. Weinstein also serves as a member of the Board of Directors of Xwell, Inc. (Formerly Xpresspa Group, Inc. (Nasdaq: XWEL), a health and wellness company whose core asset, XpresSpa, is a leading airport retailer of spa services and related health and wellness products, and PharmaCyte Biotech, Inc (Nasdaq: PMCB), a biotechnology company focusing on developing and commercializing cellular therapies for cancer, diabetes, and malignant ascites. Mr. Weinstein received his MBA degree in finance and international business from the University of Chicago Graduate School of Business, is a Certified Public Accountant (inactive), and received his BS degree in accounting from the State University of New York at Albany.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by the Company during the last two fiscal years ended December 31, 2024, to (i) all individuals that served as our principal executive officer or acted in a similar capacity for us at any time during the fiscal year ended December 31, 2024; (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at December 31, 2024; and (iii) up to two additional individuals for whom disclosure would have been required pursuant to clause (ii) above but for the fact that the individual was not serving as an executive officer at December 31, 2024 (collectively, the “named executive officers”).

The Compensation Committee of the Board is responsible for determining executive compensation

							Non-
							Qualified
Name &	Fiscal Year					Non-Equity	Deferred	All Other
Principal	Ended			Stock	Options	Incentive Plan	Compensation	Compensation
Position	December 31	Salary ($)	Bonus ($)(1)	Awards ($)	Awards ($)(3)	Compensation	Earnings	(2)	Total ($)
Dr. Alan J. Tuchman, former Chief Executive Officer and current CMO	2024	222,000	50,000	—	—	—	—	6,234	278,234
	2023	222,000	75,000	—		—	—	6,347	303,347
Robert Weinstein CFO, Secretary and Executive Vice President	2024	348,408	100,000	—	—	—	—	117,468	565,876
	2023	339,548	150,000	—	—	—	—	79,370	568,918
Daniel L. Alkon MD , former President and CSO(3)	2024	300,000	50,000	—	—	—	—	—	350,000
	2023	300,000	75,000	—	—	—	—	—	375,000

(1)	Mr. Weinstein was paid a $100,000 bonus in 2025 for services rendered during the fiscal year ended 2024. Mr. Weinstein was paid a $150,000 bonus in March 2024 for services rendered during the fiscal year ended 2023. Drs. Tuchman and Alkon were each paid a $50,000 bonus in 2025 for services rendered during the fiscal year ended 2024 and were each paid a $75,000 bonus in 2024 for services rendered during the fiscal year ended 2023.
(2)	Mr. Weinstein and Dr. Tuchman’s 2023 and 2024 amounts reflect healthcare payments and insurance premiums paid on their behalf.
(3)	Dr. Alkon resigned as Chief Scientific Officer and President on June 4, 2025.

Executive Employment Arrangements

We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans other than certain cases noted below.

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Except as indicated below, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Alan J. Tuchman, M.D. The Company is party to an offer letter (as amended to date, the “Tuchman Agreement”) as of December 7, 2020 with Alan J. Tuchman, M.D., pursuant to which Dr. Tuchman served as the Company’s Chief Executive Officer. Under the terms of the Tuchman Agreement, Dr. Tuchman received an annual base salary of $222,000, with an annual discretionary bonus of up to 50% of his base salary then in effect. The term of Dr. Tuchman’s employment pursuant to the offer letter was initially one year, which was to be extended automatically for six-month periods unless either party gave timely written notice. On August 4, 2022, Synaptogenix entered into an amendment to the Tuchman Agreement to extend the term of Dr. Tuchman’s employment through June 7, 2023; on June 16, 2023, the Company entered into a second amendment to the Tuchman Agreement to extend the term of Dr. Tuchman’s employment through June 7, 2024; and on June 20, 2024, the Company entered into a third amendment to the Tuchman Agreement to extend the term of Dr. Tuchman’s employment through December 7, 2024, with automatic monthly renewals thereafter unless earlier terminated by either party. In November 2024, the Company’s Board of Directors amended Dr. Tuchman’s base salary to $12,500 per month, effective January 1, 2025. Pursuant to the Tuchman Agreement, if Dr. Tuchman was terminated without cause, Dr. Tuchman would be entitled to severance equal to six months of Dr. Tuchman’s annual base salary, payable in the form of salary continuation over the six-month period following his termination. On June 8, 2025, Dr. Tuchman resigned as Chief Executive Officer of the Company, effective June 8, 2025 and continued to serve as the Company’s Chief Medical Officer and a member of the Company’s board of directors. In connection with his resignation as Chief Executive Officer, the Company and Dr. Tuchman agreed to reduce Dr. Tuchman’s base monthly salary to $7,500 per month. On August 28, 2025, Dr. Tuchman resigned from his position as a member of the Board and as a member of all committees of the Board and continues to serve as Chief Medical Officer of TAO Synergies.

Robert Weinstein. Upon the Spin-Off, Synaptogenix assumed Robert Weinstein’s employment agreement with Neurotrope, dated as of October 1, 2013 (the “Weinstein Agreement”), pursuant to which Mr. Weinstein serves as the Company’s Chief Financial Officer and Executive Vice President. Neurotrope agreed to pay Mr. Weinstein a discretionary annual bonus of up to 50% of his annual base salary for all years beginning January 1, 2015, to be earned and payable based upon attainment of annual performance goals as determined by the Neurotrope board of directors or a committee thereof. Mr. Weinstein was not paid a bonus in 2017 or in 2018. Mr. Weinstein’s annual bonus opportunity may be periodically reviewed and increased at the discretion of the Board or a committee thereof. Mr. Weinstein is also eligible to participate in all TAO Synergies benefits generally available to TAO Synergies’ officers in accordance with the terms of those benefit plans and all retirement, life, disability, medical and dental plan benefits generally available to TAO Synergies’ officers in accordance with the terms of those plans.

If Mr. Weinstein’s employment is terminated by TAO Synergies for a reason other than cause or by him for good reason, and subject to his compliance with other terms of the Weinstein Agreement, and certain other conditions, the Company is required to pay Mr. Weinstein a severance amount equal to Mr. Weinstein’s annual base salary, payable in a single lump sum. In addition, if Mr. Weinstein elects health care continuation coverage under COBRA, the Company is obligated to pay for such health insurance coverage for a period of 18 months following the termination of Mr. Weinstein’s employment, at the same rate as it pays for health insurance coverage for its active employees (with Mr. Weinstein required to pay for any employee-paid portion of such coverage). If Mr. Weinstein’s employment is terminated by non-renewal or due to his death or disability, he will be entitled to any unpaid prorated annual bonus for the year in which his employment terminates. Subject to earlier termination by Mr. Weinstein’s death or disability, or by TAO Synergies for cause, the term of Mr. Weinstein’s employment agreement is four years and will be extended automatically for successive one-year periods, unless either party gives written notice of termination to the other party at least 90 days prior to the end of the then-current term.

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Daniel L. Alkon, M.D. Effective September 23, 2016, Neurotrope appointed Dr. Daniel Alkon, M.D., as President of Neurotrope. Dr. Alkon continued to serve as Synaptogenix’s Chief Scientific Officer following the Spin-Off. On January 4, 2017, Neurotrope agreed to compensate Dr. Alkon with compensation of $25,000 per month until May 31, 2017. Since that time, Dr. Alkon has received annual compensation of $300,000. Effective January 1, 2025, Dr. Alkon’s compensation was reduced to $16,000 per month. On June 4, 2025, Dr. Alkon resigned as an officer, director and Chief Scientific Officer of the Company to become a consultant working with the Company’s newly established Bryostatin Development Committee (the “Committee”), consisting of Mr. William Singer and Mr. Joshua Silverman. Dr. Alkon will serve as director of the Bryostatin Platform Development Program and will work with the Committee to find and evaluate opportunities for continued development of the Company’s Bryostatin assets. On June 4, 2025, Dr. Alkon entered into a consulting agreement with the Company (the “Alkon Consulting Agreement”). In connection with his resignation, and pursuant to the Alkon Consulting Agreement, the Company and Dr. Alkon agreed to reduce Dr. Alkon’s base monthly salary to $12,500 per month. Additionally, pursuant to the Alkon Consulting Agreement, Dr. Alkon will also receive incentive fees if the Company enters into certain transactions relating to the Bryostatin assets. On October 3, 2025, the Company delivered notice of termination to Dr. Alkon pursuant to the terms of the Alkon Consulting Agreement, effective immediately. Pursuant to the terms of the Alkon Consulting Agreement, the Company remains obligated to pay Dr. Alkon incentive fees if the Company enters into certain transactions relating to the Bryostatin assets up to one year after the date of termination.

Silverman Compensation Agreement

On August 14, 2025, the Company entered into an Executive Compensation Agreement (the “Silverman Compensation Agreement”) with Mr. Joshua N. Silverman, effective as of July 1, 2025, pursuant to which Mr. Silverman will serve as the Company’s Executive Chairman.

The Silverman Compensation Agreement provides for an initial three-year term, with automatic one-year renewal periods unless either party provides at least ninety (90) days’ prior written notice of non-renewal. Under the Silverman Compensation Agreement, Mr. Silverman is entitled to an annual base salary of $360,000, subject to annual review and potential increase by the Compensation Committee of the Board. Mr. Silverman is eligible to receive an annual performance-based bonus. In addition, Mr. Silverman is entitled to receive annual long-term incentive awards under the Company’s Long Term Incentive Plan with a target annual equity award grant date fair value to equal 300% of Mr. Silverman’s base salary.

In the event of termination without “Cause” or by Mr. Silverman for “Good Reason” (as such terms are defined in the Silverman Compensation Agreement). Mr. Silverman is entitled to receive accrued compensation through the termination date, severance equal to two times the sum of his base salary and target bonus (prorated for the year of termination), payable over 24 months, and accelerated vesting of all unvested equity awards. If such termination occurs within two years following or six months preceding a “Change in Control” (as defined in the Silverman Compensation Agreement), Mr. Silverman is entitled to enhanced severance equal to three times the sum of his base salary and target bonus, payable in a lump sum, and full acceleration of all unvested equity awards.

In the event of Mr. Silverman’s death during the term of the Silverman Compensation Agreement, his estate is entitled to receive accrued compensation, any earned unpaid bonus amounts, accelerated vesting of all unvested equity awards, and any other benefits due under the Company’s benefit plans. In addition, the death benefit under the Company’s life insurance program, if any, will be paid to his designated beneficiary or estate. If Mr. Silverman’s employment terminates due to disability, he is entitled to accrued compensation, a prorated target bonus, and continued salary payments for 24 months, along with accelerated vesting of all unvested equity awards and benefits under the Company’s long-term disability insurance plan, if applicable.

All severance and equity acceleration benefits are subject to Mr. Silverman’s execution and non-revocation of a general release of claims. The Agreement also includes provisions regarding confidentiality, non-disparagement, post-employment cooperation, and compliance with Section 409A of the Internal Revenue Code. Compensation under the Agreement is subject to the Company’s clawback policies as may be required by applicable law or listing standards.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

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Potential Payments upon Termination or Change-In-Control

Employment Agreements

Pursuant to the Tuchman Agreement, if Dr. Tuchman is terminated without Cause, Dr. Tuchman shall be entitled to severance equal to six months of Dr. Tuchman’s annual base salary, payable in the form of salary continuation over the six-month period following his termination.

Pursuant to the Weinstein Agreement, if Mr. Weinstein’s employment is terminated by the Company for a reason other than cause or by him for good reason, and subject to his compliance with other terms of the Weinstein Agreement and certain other conditions, the Company is obligated to pay him a severance amount equal to his annual base salary, payable in a single lump sum. In addition, if he elects health care continuation coverage under COBRA, the Company will pay for such health insurance coverage for a period of 18 months following the termination of his employment, at the same rate as it pays for health insurance coverage for its active employees (with Mr. Weinstein required to pay for any employee-paid portion of such coverage). If Mr. Weinstein’s employment is terminated by non-renewal or due to his death or disability, he will be entitled to any unpaid prorated annual bonus for the year in which his employment terminates.

Pursuant to the Silverman Compensation Agreement, Mr. Silverman is entitled to severance and other benefits in the event of his termination of employment by the Company without “Cause” or by Mr. Silverman for “Good Reason” (as such terms are defined in the Silverman Compensation Agreement), including in connection with a “Change in Control” (as defined in the Silverman Compensation Agreement), or in the event of his death or disability, as described above under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table – Silverman Compensation Agreement.”

Equity Plans

Options granted under our 2020 Plan (as defined below) are subject to modification in the event of termination as follows (in each case subject to any modifications made by the plan administrator):

●	In case of termination due to death, a participant’s vested options may be exercised by their survivors within one year following death.

●	In case of termination due to disability, a participant may exercise their vested options within one year of termination.

●	In case of termination for Cause (as defined in the 2020 Plan), all of a participant’s vested options will be immediately forfeited.

●	In case of termination not due to death, disability or Cause, the participant may exercise all vested options for the duration of the term set by the related option agreements (provided that no option intended to be an incentive stock option (ISO) may be exercised later than three months of termination). Further, if the participant becomes disabled or dies within three months of termination, such participant’s survivors may exercise the options within one year of termination (but in no event after the expiration date set by the related option agreements).

Stock awards granted under our 2020 Plan are subject to modification in the event of termination as follows (in each case subject to any modifications made by the plan administrator):

●	In case of termination due to death, a participant’s vested stock awards may be exercised by their survivors subject to their terms.

●	In case of termination due to disability, a participant may exercise their vested stock awards subject to their terms.

●	In case of termination for Cause (as defined in the 2020 Plan), all of a participant’s vested stock awards that remain subject to forfeiture or repurchase provisions will be immediately forfeited.

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●	In case of termination not due to death, disability or Cause, the Company shall have the right to cancel or repurchase shares subject to stock awards held by the participant that remain subject to forfeiture or repurchase provisions.

Pursuant to the 2020 Plan, in the event of a Change of Control that is also a Corporate Transaction (as each term is defined in the 2020 Plan), all outstanding options on such date shall become automatically fully vested. Additionally, the Board has the right to determine any adjustments to outstanding awards following a Change of Control.

2020 Equity Incentive Plan

In connection with the Spin-Off, the Company adopted the 2020 Equity Incentive Plan (the “2020 Plan”) in November 2020. The purpose of the 2020 Plan is to allow non-employee directors and selected employees, officers and consultants (“Grantees”) to acquire equity ownership in the Company, thereby strengthening their commitment to the Company’s success and incentivizing their efforts on behalf of the Company. The 2020 Plan is also intended to assist the Company in attracting new employees and Board members and retaining existing ones. Finally, the 2020 Plan supports and increases our ability to facilitate the sustained progress, growth and profitability of the Company.

On April 7, 2021, the Company’s stockholders approved an amendment to the 2020 Plan to increase the total number of shares of Common Stock from 10,000 to an aggregate of 55,000 shares of Common Stock, and on October 11, 2022, the Company’s stockholders approved an amendment to the 2020 Plan to increase the total number of shares of Common Stock from 55,000 to an aggregate of 175,000 shares of Common Stock. The total number of shares of Common Stock available for issuance pursuant to the 2020 Plan was further increased by stockholder approval of amendments to the 2020 Plan (a) on December 20, 2023, by 3,000,000 shares (as adjusted to 175,000 shares available for issuance pursuant to the 1-for-25 reverse stock split of the Company’s Common Stock effectuated on April 4, 2024), (b) on December 6, 2024, by 500,000 shares to 675,000 shares of Common Stock and (c) on August 6, 2025, by 2,000,000 shares of Common Stock to 2,675,000 shares of Common Stock.

The Compensation Committee of our Board (the “Committee”) administers the 2020 Plan and has full power to grant stock options and Common Stock, construe and interpret the 2020 Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, as it believes reasonable and proper. Any decision made or action taken by the Committee arising out of or in connection with the interpretation and administration of the 2020 Plan will be final and conclusive. The Committee, in its absolute discretion, may award Common Stock to employees, consultants, and directors of the Company, and such other persons as the Committee may select, and permit holders of options to exercise such options prior to full vesting.

In the event that our outstanding Common Stock is changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, combination of shares, stock split-up or stock dividend, equitable adjustment will be made to the aggregate number and kind of shares subject to stock options which may be granted under the 2020 Plan.

The Committee may at any time, and from time to time, suspend or terminate the 2020 Plan in whole or in part or amend it from time to time in such respects as it may deem appropriate and in our best interest.

Policies and Practices Related to the Grant of Certain Equity Awards

With the exception of the annual automatic grant pursuant to the Company’s Non-Employee Director Compensation Plan of nonqualified stock options to purchase up to 800 shares to our non-employee directors, we did not grant stock options or similar awards as part of our equity compensation program during the fiscal year ended 2024. If stock options or similar awards are granted, our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates, but some option grants may be granted close in time to the extent those options are being granted upon hiring of new executive officers and in connection with annual grants being made as part of our director compensation policy upon appointment of a new director and on an annual basis at each annual meeting. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

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Outstanding Equity Awards at 2024 Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2024, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.

	Option Awards
				Equity
				Incentive
				Plan
				Awards:
	Number Of	Number of		Number of
	Securities	Securities		Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised	Option	Option
	Options (#)	Options (#)		Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable		Options (#)	Price ($)	Date
T (a)	(b)	(c)		(d)	(e)	(f)
Dr. Alan J.
Tuchman,
former Chief	503	-	(1)	-	$246.00	01/13/2031
Executive	246	-	(2)	-	$182.25	02/16/2032
Officer and current CMO	2,754	-	(3)	-	$151.75	11/15/2032
Robert
Weinstein
CFO,
Secretary
and
Executive
Vice	445	-	(1)	-	$246.00	1/13/2031
President	3,000	-	(3)	-	$151.75	11/15/2032
Daniel L.
Alkon MD,
former President	1,250	-	(1)	-	$246.00	01/13/2031
and CSO	3,000	-	(3)	-	$151.75	11/15/2032

(1)	The options vested in full on January 13, 2021.
(2)	The options vested in full on February 16, 2023.
(3)	The options vested in full on May 15, 2023.

Director Compensation

TAO Synergies reimburses its directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board. On March 29, 2023, the Company adopted a new non-employee director compensation policy (the “Director Compensation Policy”). The Director Compensation Policy provides for the annual automatic grant of nonqualified stock options to purchase up to 800 shares of the Company’s Common Stock to each of TAO Synergies’ non-employee directors. Such grants shall occur annually on the fifth business day after the filing of the Company’s Annual Report on Form 10-K and shall vest on the one-year anniversary from the date of grant subject to the director’s continued service on the Board on the vesting date. The Director Compensation Policy also provides for the automatic grant of nonqualified stock options to purchase up to 800 shares of the Company’s Common Stock to each newly appointed director following the date of his or her appointment. Such options shall vest as follows: fifty percent (50%) on the date of the grant, twenty-five percent (25%) on the one-year anniversary from the date of the grant, and twenty-five percent (25%) on the second-year anniversary from the date of the grant, subject to the director’s continued service on the Board on the applicable vesting dates. Each non-employee director will also receive an annual retainer: $120,000 for the Executive Chairman of the Board, $100,000 for any Vice Chairman of the Board and $60,000 for each other non-employee board member.

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The following table provides information concerning the compensation of the Company’s directors for the year ended December 31, 2024.

				Non-equity
	Fees			incentive	Non-qualified
	earned			plan	deferred	All other
	or paid	Stock	Option	compensation	compensation	Compensation
Name	in cash ($)	awards ($)	awards ($)(1)	($)	earnings ($)	($)	Total ($)
Joshua Silverman (2)	340,000	-	3,760	-	-	-	343,760
William S. Singer (3)	150,000	-	3,760	-	-	-	153,760
Alan J. Tuchman (4)	-	-	-	-	-	-	-
Daniel Alkon (5)	-	-	-	-	-	-	-
Bruce T. Bernstein (6)	110,000	-	3,760	-	-	-	113,760
Jonathan L. Schechter(7)	110,000	-	3,760	-	-	-	113,760

(1)	These amounts represent the aggregate grant date fair value of options granted to each director in 2024 for services performed in 2024 computed in accordance with FASB ASC Topic 718.
(2)	Fees represent payments for consulting services provided by Mr. Silverman and compensation for his position as Chairman of the Board. Mr. Silverman had 5,910 option awards outstanding at December 31, 2024.
(3)	Mr. Singer had 5,010 option awards outstanding at December 31, 2024.
(4)	Dr. Tuchman’s compensation for 2024 is disclosed above in the Summary Compensation table. Dr. Tuchman resigned from the Board in August 2025.
(5)	Dr. Alkon’s compensation for 2024 is disclosed above in the Summary Compensation table.
(6)	Mr. Bernstein had 5,000 option awards outstanding at December 31, 2024.
(7)	Mr. Schechter had 4,793 option awards outstanding at December 31, 2024. Mr. Schechter resigned from the Board in August 2025.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	1,643,772	$139.27	125,686
Equity compensation plans not approved by security holders	—	—	—
Total	1,643,772	$139.27	125,686

(1)	The only equity compensation plan approved by stockholders is the TAO Synergies Inc. 2020 Equity Incentive Plan, under which 675,000 shares were authorized for issuance as of December 31, 2024.

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REPORT OF AUDIT COMMITTEE

The audit committee of our Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Capital Market, has furnished the following report:

The audit committee assists our Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our Board, which is available on our website at ir.taosynergies.com/corporate-governance. This committee reviews and reassesses its charter annually and recommends any changes to our Board for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Stephano Slack LLC (“Stephano”), our independent registered public accounting firm for the fiscal year ended December 31, 2024 and Morison Cogen LLP (“Morison”), which acted as our independent registered public accounting firm until September 30, 2024. In fulfilling its responsibilities for the financial statements for fiscal year 2024, the audit committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management, Stephano and Morison;
●	Discussed with Stephano and Morison the matters required to be discussed in accordance with Auditing Standard No. 1301 - Communications with Audit Committees; and
●	Received written disclosures and the letter from Stephano and Morison regarding their independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Stephano’s and Morison’s communications with the audit committee and the audit committee further discussed with Stephano and Morison their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management, Stephano and Morison, the audit committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Members of the TAO Synergies (f/k/a Synaptogenix) Audit Committee

Bruce T. Bernstein

William S. Singer

Jonathan L. Schechter

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee Charter requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our audit committee. Any request for such a transaction must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider all available information deemed relevant by the audit committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. Since January 1, 2024, we have not engaged in any related party transactions.

Policy and Procedures Governing Related Person Transactions

Our Audit Committee utilizes procedures in evaluating the terms and provisions of proposed related party transactions or agreements in accordance with the fiduciary duties of directors under Delaware law. Our related party transaction procedures contemplate Audit Committee review and approval of all new agreements, transactions or courses of dealing with related parties, including any modifications, waivers or amendments to existing related party transactions. We will test to ensure that the terms of related party transactions are at least as favorable to us as could have been obtained from unrelated parties at the time of the transaction. The Audit Committee will consider, at a minimum, the nature of the relationship between us and the related party, the history of the transaction (in the case of modifications, waivers or amendments), the terms of the proposed transaction, our rationale for entering into the transaction and the terms of comparable transactions with unrelated third parties. In addition, management and internal audit will annually analyze all existing related party agreements and transactions and review them with the Audit Committee.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS PROPOSAL

On October 28, 2025, our Board nominated Bruce T. Bernstein for election at the annual meeting. Our Board currently consists of four members, classified into three classes as follows: Bruce T. Bernstein constitutes a class with a term ending at the upcoming annual meeting, Robert Ephron constitutes a class with a term ending in 2026 and Joshua N. Silverman and William S. Singer constitute a class with a term ending at the 2027 annual meeting. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

Our Board has voted to nominate Bruce T. Bernstein for election at the annual meeting for a term of three years to serve until the 2028 annual meeting of stockholders, and until his successor is elected and qualified. The Class II director (Robert Ephron) and the Class III directors (Joshua N. Silverman and William S. Singer) will serve until the annual meetings of stockholders to be held in 2026 and 2027, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares of common stock, Series D Preferred Stock and Series E Preferred Stock represented by the enclosed proxy will be voted FOR the election of Bruce T. Bernstein as director. In the event that the nominee becomes unable or unwilling to serve, the shares of common stock, Series D convertible preferred stock and Series E convertible preferred stock represented by the enclosed proxy will be voted for the election of such other person as our Board may recommend in that nominee’s place. We have no reason to believe that the nominee will be unable or unwilling to serve as a director.

A plurality of the shares of common stock, Series D Preferred Stock and Series E Preferred stock on an as converted to common stock basis voted for the nominee at the annual meeting is required to elect the nominee as a director.

THE board Recommends The Election OF BRUCE T. BERNSTEIN As Director, And Proxies Solicited By THE board Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

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PROPOSAL NO. 2

ISSUANCE PROPOSAL

Background and Description of Proposal

Financing Transaction

On October 13, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which we agreed to sell to the Investors (a) an aggregate of 11,000 shares of the Company’s newly designated Series E convertible preferred stock, par value $0.001, with a stated value of $1,000 per share (the “Series E Preferred Stock”), initially convertible into up to 1,375,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an initial conversion price of $8.00 (the “Conversion Price”) and (b) warrants (the “Warrants”) to purchase up to an aggregate of 1,375,000 shares of Common Stock at an initial exercise price of $8.00 per share, in a private placement (the “Financing”). The shares of Common Stock issuable upon conversion of the Series E Preferred Stock and exercise of the Warrants are referred to as the “Conversion Shares” and “Warrant Shares,” respectively.

Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock. Accordingly, the Company is seeking stockholder approval of the issuance of shares of Common Stock in connection with the (i) Financing and (ii) GPN Warrants. In connection with the Financing, we agreed to seek approval of our stockholders for the issuance of the Securities (as defined below).

Reasons for the Financing

As of June 30, 2025, our cash and cash equivalents were approximately $14.37 million. In October 2025, our Board determined that it was necessary to raise additional funds for general corporate purposes and working capital, including the continued acquisition of Bittensor TAO as a treasury reserve asset. We believe that the Financing, which yielded gross proceeds of $11.0 million, was necessary in light of the Company’s cash and funding requirements at the time and the progression of the Company’s differentiated cryptocurrency treasury strategy. We also believe that the anti-dilution protections contained in the Series E Preferred Stock and Warrants were reasonable in light of market conditions and the size and type of the Financing, and that we would not have been able to complete the sale of the Series E Preferred Stock and Warrants unless such anti-dilution provisions were offered.

Series E Convertible Preferred Stock

The terms of the Series E Preferred Stock are as set forth in a Certificate of Designations (the “Certificate of Designations”), which was filed with the Secretary of State for the State of Delaware on October 13, 2025. The Series E Preferred Stock will be convertible into Conversion Shares at the election of the holder at any time at the Conversion Price. The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions).

The holders of the Series E Preferred Stock will be entitled to dividends of 7% per annum, compounded quarterly, which are payable in cash. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Certificate of Designations), the Series E Preferred Stock will accrue dividends at the rate of 15% per annum. The holders of Series E Preferred Stock are entitled to vote with holders of the Common Stock as a single class on all matters that holders of Common Stock are entitled to vote upon, with the number of votes per share of Series E Preferred Stock equal to the stated value of such Series E Preferred Stock divided by the then applicable Conversion Price; provided, however that in no event shall the then applicable Conversion Price be less than the “Minimum Price” (as defined in Rule 5635 of the Rules of the Nasdaq Stock Market) on the date immediately prior to the date of the Purchase Agreement.

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Notwithstanding the foregoing, our ability to settle conversions is subject to certain limitations set forth in the Certificate of Designations, including a limit on the number of shares that may be issued until the time, if any, that our stockholders have approved the issuance of more than 19.99% of the Company’s outstanding shares of Common Stock in accordance with Nasdaq listing standards (the “Nasdaq Stockholder Approval”). We agreed to seek stockholder approval of these matters at a meeting to be held no later than December 31, 2025 and are now seeking such approval via this Issuance Proposal. Further, the Certificate of Designations contains a certain beneficial ownership limitation after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Series E Preferred Stock or Warrants.

The Certificate of Designations includes certain Triggering Events (as defined in the Certificate of Designations), including, among other things, the Company’s failure to pay any amounts due to the holders of the Series E Preferred Stock when due. In connection with a Triggering Event, each holder of Series E Preferred Stock will be able to require the Company to redeem in cash any or all of the holder’s Series E Preferred Stock at a premium set forth in the Certificate of Designations.

The Company will be subject to certain affirmative and negative covenants regarding the incurrence of indebtedness, acquisition and investment transactions, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends (other than dividends pursuant to the Certificate of Designations), distributions or redemptions, and the transfer of assets, among other matters. Additionally, the Certificate of Designations contains a covenant requiring the Company to maintain minimum cash, cash equivalents, TAO tokens and investments in the Bittensor ecosystem in an amount equal to at least the aggregate Stated Value of the Series E Preferred Stock outstanding.

Warrants

The Warrants are exercisable immediately at a price of $8.00 per share (the “Exercise Price”) and expire five years from the date of issuance. The Exercise Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Exercise Price (subject to certain exceptions).

Securities Purchase Agreement

The Purchase Agreement contains representations and warranties of us and the Investors, which are typical for transactions of this type. The Purchase Agreement obligates us to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties.

In addition, the Purchase Agreement contains customary covenants on our part that are typical for transactions of this type, as well as the following additional covenants: (i) we agreed to offer to the Investors, until the later of no Series E Preferred Stock being outstanding and the maturity date of the Series E Preferred Stock, the opportunity to participate in any subsequent securities offerings by us; and (iii) we agreed to use our best efforts to hold a stockholder meeting, at which we would solicit our stockholders’ affirmative vote for approval of our issuance of the Securities (as defined below) in accordance with the applicable law and rules and regulations of Nasdaq, no later than December 31, 2025. This Issuance Proposal is intended to fulfill this final covenant.

Placement Agent Engagement Letter

In connection with the Financing, the Company entered into an engagement letter (the “Engagement Letter”) with GP Nurmenkari Inc. as placement agent (“GPN”). Pursuant to the Engagement Letter, the Company agreed to pay GPN (i) a cash fee equal to 8.0% of the gross proceeds from any sale of securities in the Financing and (ii) warrants to purchase shares of Common Stock equal to 4.0% of the number of shares of Common Stock that the Series E Preferred Stock are initially convertible into, with an exercise price of $8.00 per share and a five-year term (the “GPN Warrants”). The shares of Common Stock issuable upon exercise of the GPN Warrants are referred to herein as the “GPN Warrant Shares.”

The Series E Preferred Stock, the Conversion Shares, the Warrants, the Warrant Shares, the GPN Warrants and the GPN Warrant Shares are herein collectively referred to as the “Securities.”

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Registration Rights Agreement

In connection with the Purchase Agreement, on October 13, 2025, we and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which we are required to, among other things, file a resale registration statement (the “Registration Statement”) with the SEC to register for resale (i) 150% of the maximum number of Unregistered Conversion Shares issuable upon conversion of the Series E Preferred Stock and (ii) 150% of the maximum number of Warrant Shares issuable upon exercise of the Warrants, promptly following the closing of the Financing, but in no event later than 30 calendar days after the effective date of the Registration Rights Agreement, and to have such Registration Statement declared effective by the Effectiveness Date (as defined in the Registration Rights Agreement).

Effect of Issuance of Securities

In connection with the Financing, we agreed to seek approval of our stockholders for the issuance of the Securities. The Series E Preferred Stock are initially convertible into up to 1,375,000 shares of our Common Stock at the Conversion Price. Exercise of the Warrants and GPN Warrants in full will result in the issuance of an additional 1,430,000shares of Common Stock. The potential issuance of the Conversion Shares, Warrant Shares and GPN Warrant Shares would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that (i) the Investors convert their Series E Preferred Stock or exercise their Warrants, (ii) GPN exercises the GPN Warrants or (iii) additional shares of Common Stock are issued pursuant to the anti-dilution terms of the Securities. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion or exercise (as applicable) of the Securities to be issued in connection with the Financing, the exact magnitude of the dilutive effect of the Securities cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Proposal to Approve Financing Transaction

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (a) the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) at a price less than the greater of book or market value which equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or (b) the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. In the case of the Financing, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the Financing, which was October 13, 2025, the date of the Purchase Agreement.

Prior to closing the Financing, we had 5,252,412 shares of Common Stock outstanding. Therefore, the potential issuance of the Securities would have constituted greater than 20% of the shares of Common Stock outstanding prior to giving effect to the financing.

We are seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 20% of the shares of Common Stock outstanding on the original date of entry into the Purchase Agreement, including without limitation, as a result of the anti-dilution feature of the Series E Preferred Stock, Warrants and GPN Warrants since such provisions may reduce the per share conversion price or exercise price, as the case may be, and result in the issuance of shares at less than the greater of market price or book value per share.

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Effectively, stockholder approval of this Issuance Proposal is one of the conditions for us to receive up to an additional approximately $9.2 million upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

We generally have no control over whether (i) the holders of Series E Preferred Stock convert their Series E Preferred Stock, (ii) the Warrant holders exercise their Warrants, or (iii) GPN exercises the GPN Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares of Common Stock that may be issued. Under certain circumstances, however, it is possible that we may have to issue more than 20% of our outstanding shares of Common Stock to holders of the Series E Preferred Stock, Warrants and GPN Warrants. Therefore, we are seeking stockholder approval under this Issuance Proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the holders of the Series E Preferred Stock, Warrants and GPN Warrants.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of Common Stock issued to the holders of the Series E Preferred Stock, Warrants and GPN Warrants could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Financing may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Financing under Nasdaq Listing Rule 5635(b) because the Investors have agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will acquire shares of our Common Stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99%) of the total outstanding shares of our Common Stock.

Consequences of Not Approving this Proposal

If our stockholders do not approve this proposal, we will not be able to issue more than 20% of our outstanding shares of Common Stock to the holders of the Securities. As a result, we may be unable to issue sufficient shares upon conversion or exercise of the Securities, as applicable, which will, in lieu of those shares, require that we pay substantial cash amounts to the holders of the Securities. We do not anticipate having sufficient funds to make any substantial cash payments to the holders of the Securities.

Required Vote

Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock. The approval of this Issuance Proposal requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting. Holders of Series E convertible preferred stock are not permitted to vote on the Issuance Proposal. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

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THE BOARD RECOMMENDS A VOTE TO APPROVE THE ISSUANCE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 3

PLAN AMENDMENT PROPOSAL

General

Our Board is requesting that our stockholders approve the adoption of an amendment, attached as Appendix A to this Proxy Statement, to our TAO Synergies Inc. 2020 Equity Incentive Plan (the “Plan”), which amendment was approved by the Board on October 28, 2025 effective upon approval by our stockholders at the annual meeting. If this proposal is approved, the number of shares authorized for issuance of awards under the Plan will be increased from 2,675,000 to an aggregate of 3,175,000 shares of Common Stock.

The Plan was approved by our Board and stockholders in 2020, and subsequently amended in 2021, 2022, 2023, 2024 and July 2025. By its terms, the Plan may be amended by the Compensation Committee provided that any amendment that the Compensation Committee determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of Nasdaq. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

As of October 31, 2025, 2,268,500 shares of our Common Stock remain available for issuance of future awards under the Plan; options to purchase a total of 109,274 shares of Common Stock remain outstanding; no restricted stock units remain outstanding and restricted stock units for the issuance of 297,226 shares of our Common Stock have vested and converted to shares of Common Stock and those shares were canceled from the available shares in the Plan. As of October 31, 2025, no shares of our Common Stock have been issued upon the exercise of options.

Reasons for Amendment of the Plan

Our Board, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the Plan (as of October 31, 2025) is not sufficient for future granting needs. Our Board currently believes that if the amendment to the Plan is approved by stockholders, the 3,175,000 shares available for issuance under the Plan will result in an adequate number of shares of Common Stock being available for future awards under the Plan.

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The following is a brief summary of the Plan, as amended. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A to this proxy statement.

Summary of Material Features of the Plan

Eligibility. The Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Plan. As of October 31, 2025, there were approximately six individuals eligible to participate in the Plan.

Corporate Governance Aspects of the Plan. The Plan includes several provisions that we believe promote best practices by reinforcing alignment with stockholders’ interests. These provisions include, but are not limited to, the following:

☐	No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.

☐	No Repricing without Stockholder Approval: Other than in connection with corporate reorganizations or restructurings, at any time when the exercise price of a stock option or strike price of a stock appreciation right is above the fair market value of a share, the Company will not, without stockholder approval, reduce the exercise price of such stock option or strike price of such stock appreciation right and will not exchange such stock option or stock appreciation right for a new award with a lower (or no) purchase price or for cash.

☐	No Transferability: Equity awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

☐	Provide for a Minimum Vesting Period: Awards issued under the Plan contain a vesting period of at least one year, except in the event of death, disability or retirement of a participant or pursuant to a change of control of the Company; and provided that time-based vesting may accrue incrementally over such one-year period and provided further that awards may be granted to non-employee directors having time-based vesting of less than one year from the date of grant so long as not more than 10% of the shares reserved for issuance under the Plan may be granted in the aggregate with such shorter vesting period.

☐	No Liberal Share Recycling: Shares that are withheld to satisfy any tax withholding obligation related to any stock award or for payment of the exercise price or purchase price of any stock award under the Plan will not again become available for issuance under the Plan.

Shares Available for Issuance. The Plan currently provides for the issuance of up to 2,675,000 shares of our Common Stock. Generally, shares of Common Stock reserved for awards under the Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of Common Stock tendered in payment for an award or shares of Common Stock withheld for taxes are not available again for future awards.

Stock Options. Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Other Stock-Based Awards. The Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, restricted stock unit awards, and other stock-based awards. Our Board or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period or achievement of one or more performance goals.

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Plan Administration. In accordance with the terms of the Plan, our Board administers the Plan. The Board may delegate part of its authority and powers under the Plan to the Compensation Committee or one or more of our directors and/or officers, but only the Board or Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934. In accordance with the provisions of the Plan, our Board determines the terms of awards, including:

☐	which employees, directors and consultants will be granted awards;

☐	the number of shares subject to each award;

☐	the vesting provisions of each award;

☐	the termination or cancellation provisions applicable to awards; and

☐	all other terms and conditions upon which each award may be granted in accordance with the Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Stock Dividends and Stock Splits. If our Common Stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of Common Stock as a stock dividend, the number of shares of our Common Stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event (a “Corporate Transaction”), our Board may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

☐	provide that all outstanding options shall be assumed or substituted by the successor corporation;

☐	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

☐	in the event of a merger pursuant to which holders of our Common Stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our Common Stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

☐	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

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☐	with respect to stock grants and in lieu of any of the foregoing, our Board or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of Common Stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of our Board or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control (as defined in the Plan), then all options outstanding on the date of the Corporate Transaction shall automatically become fully vested and exercisable.

Amendment and Termination. The Plan may be amended by our stockholders. It may also be amended by our Board, provided that any amendment approved by our Board which it determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. In addition, other than in connection with stock dividends, stock splits, recapitalizations or reorganizations, the Board may not without stockholder approval reduce the exercise price or cancel any outstanding option in exchange for a replacement option having a lower exercise price, or for any other equity award or for cash. In addition, the Board may not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.

Duration of Plan. The Plan will expire by its terms on November 3, 2030.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

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Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Plan Benefits

Since the adoption of the Plan through October 31, 2025, we have granted the following stock options and RSUs under the Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options and RSUs were shares of our Common Stock.

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Name and Position	Number of shares of common stock subject to RSUs	Number of shares of common stock subject to stock options
Named Executive Officers
Alan J. Tuchman (former Chief Executive Officer and current Chief Medical Officer)	6,715	5,503
Robert Weinstein (Chief Financial Officer)	27,810	10,000
Daniel L. Alkon (former Chief Scientific Officer)	1,750	4,250
All Current Executive Officers as a Group	179,884	61,663
All Current Directors Who Are Not Executive Officers as a Group	91,967	30,610
All Employees Who are Not Executive Officers as a Group	200	352

New Plan Benefits

The amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the Board or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the Plan or the amount or types of any such awards.

On October 31, 2025, the closing market price per share of our Common Stock was $8.76, as reported by The Nasdaq Capital Market.

Required Vote

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Plan Amendment Proposal.

OUR BOARD RECOMMENDS APPROVAL OF THE PLAN AMENDMENT PROPOSAL, AND PROXIES SOLICITED BY OUR BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 4

AUDITOR RATIFICATION PROPOSAL

The audit committee has appointed Stephano Slack as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2025. Stephano Slack has served as our independent registered public accounting firm since October 4, 2024. Morison Cogen (“Morison”) audited our financial statements for the fiscal year ended December 31, 2023. We expect that representatives of Stephano Slack will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Stephano Slack, the audit committee reviewed auditor independence issues and existing commercial relationships with Stephano Slack and concluded that Stephano Slack has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025.

Morison served as our independent registered public accounting firm from September 1, 2022 to September 30, 2024, and Friedman LLP (“Friedman”) served as our independent registered public accounting firm from August 23, 2013 to August 15, 2022.

The following table presents fees for professional audit services rendered by Stephano and Morison during the years ended December 31, 2023 and 2024. Fees for the year ended December 31, 2023 consisted of payments exclusively made to Morison, and fees for the year ended December 31, 2024 were paid to Morison in the amount of $145,007 and Stephano in the amount of $33,596.

	2024	2023
Audit fees:	$178,603	188,829
Audit related fees:	—	—
Tax fees:	—	—
All other fees:	—	—
Total	$178,603	188,829

Change in Independent Registered Public Accounting Firm

We engaged Morison as our independent registered public accounting firm from September 1, 2022 to September 30, 2024. On September 30, 2024, in conjunction with its exit from providing audit services to publicly traded companies, Morison resigned from its role as our independent registered public accounting firm.

Morison Cogen’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through September 30, 2024, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Morison Cogen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Morison Cogen’s satisfaction, would have caused Morison Cogen to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On October 4, 2024, the Company engaged Stephano Slack as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2024.

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During the Company’s fiscal years ended December 31, 2024 and December 31, 2023 and the subsequent interim period through September 30, 2025, neither the Company nor anyone on its behalf has consulted with Stephano Slack regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Stephano Slack concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.	Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

THE board Recommends A Vote To Ratify The Appointment Of stephano slack As Our Independent Registered Public Accounting Firm, And Proxies Solicited By THE board Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

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PROPOSAL NO. 5: ADJOURNMENT PROPOSAL

If at the annual meeting, the number of votes represented by shares of our Common Stock, Series D Preferred Stock and Series E Preferred Stock, present or represented and voting in favor of either of the Issuance Proposal or Plan Amendment Proposal is insufficient to approve either of the Issuance Proposal or Plan Amendment Proposal or establish a quorum, our management may move to adjourn the annual meeting in order to enable our Board to continue to solicit additional proxies in favor of the Issuance Proposal or Plan Amendment Proposal, as applicable.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning, postponing or continuing the annual meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn, postpone or continue the annual meeting, and any adjourned session of the annual meeting, to use the additional time to solicit additional proxies in favor of the Issuance Proposal or Plan Amendment Proposal, as applicable, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against either of the Issuance Proposal or Plan Amendment Proposal have been received, we could adjourn, postpone or continue the annual meeting without a vote on either of the Issuance Proposal or Plan Amendment Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Issuance Proposal or Plan Amendment Proposal, as applicable.

The affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon at the annual meeting is required to approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Issuance Proposal or Plan Amendment Proposal, as applicable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT EITHER OF THE ISSUANCE PROPOSAL OR THE PLAN AMENDMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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OTHER MATTERS

Our Board knows of no other business which will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER COMMUNICATIONS

Stockholders wishing to communicate with the Board or with an individual member of the Board may do so by writing to the Board or to the particular member of the Board, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036

_____________________, 2025

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APPENDIX A – FORM OF AMENDMENT TO THE TAO SYNERGIES INC. 2020 EQUITY INCENTIVE PLAN

AMENDMENT NO. 1

TO

TAO SYNERGIES INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors and stockholders of TAO Synergies Inc., a Delaware corporation (the “Company”), the TAO Synergies Inc. Amended and Restated 2020 Equity Incentive Plan (the “Plan”) is hereby amended as follows:

1.   Section 3(a) of the Plan is hereby amended and restated in its entirety to increase the number of shares of the Company’s common stock, par value $0.0001 per share, reserved for issuance under the Plan as follows:

“(a)          The number of Shares which may be issued from time to time pursuant to this Plan shall be 3,175,000 shares of Common Stock.”

2.   Unless otherwise expressly provided for in this Amendment No. 1 to the Plan (this “Amendment”), all capitalized words, phrases, or defined terms used in this Amendment will have the same meaning ascribed to them in the Plan.

3.  Except as expressly set forth in this Amendment, there have been no other changes or modifications to the Plan, and the Plan remains otherwise unchanged and in full force and effect.

4.   This Amendment shall be effective as of December [ ], 2025.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed effective as of the date set forth above.

TAO Synergies Inc.,
A Delaware corporation

By:
Robert Weinstein
Chief Financial Officer

[Signature Page to Amendment to the Plan]

NAME & ADDRESS HERE BARCODE HERE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. NAME & ADDRESS HERE CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) ☐ TAO SYNERGIES INC. ANNUAL MEETING OF STOCKHOLDERS December 18, 2025 at 11:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TAO SYNERGIES INC. The undersigned, revoking all prior proxies heretofore given, hereby appoints Joshua Silverman and Robert Weinstein, and each of them, as proxies, attorneys, and agents, with full power of substitution, to vote all shares of common stock of TAO SYNERGIES INC., a Delaware corporation, that the undersigned would be entitled to vote at the Annual Meeting of Stockholders scheduled to be held on December 18, 2025 at 11:00 a.m. Eastern Time including at any adjournments, postponements, or continuations thereof, with all powers that the undersigned would possess if personally present. If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature ____________________________________________________ Date ________________________________________________________ Title __________________________________________________________ Signature (Joint Owners) ______________________________________ NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com/TAO Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. CONTROL NUMBER As a stockholder of TAO SYNERGIES INC., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on December 17, 2025.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 18, 2025: The Proxy Statement is available at: https://web.viewproxy.com/TAO/2025 When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR Items 1, 2, 3, 4 and 5. Your Board of Directors recommends a vote FOR Item 1. Please mark your votes like this 1.To elect one director to serve a three-year term expiring in 2028; NOMINESS: FOR AGAINST ABSTAIN (1) Bruce T. Bernstein ☐ ☐ ☐ Your Board of Directors recommends a vote FOR Items 2, 3, 4 and 5. 2. To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued by us pursuant to the terms of (a) that certain Securities Purchase Agreement, dated October 13, 2025, by and among us and the investors named therein and (b) that certain engagement letter by and among us and GP Nurmenkari Inc. as placement agent, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants) (the “Issuance Proposal”); FOR ☐ AGAINST ☐ ABSTAIN ☐ 3. To approve a proposed amendment to the TAO Synergies Inc. 2020 Equity Incentive Plan to increase the number of shares available for the grant of awards by 500,000 shares (the “Plan Amendment Proposal”); FOR ☐ AGAINST ☐ ABSTAIN ☐ 4. To ratify the appointment of Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025; FOR ☐ AGAINST ☐ ABSTAIN ☐ 5. To approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt either of the Issuance Proposal or the Plan Amendment Proposal or to establish a quorum. FOR ☐ AGAINST ☐ ABSTAIN ☐